September 9, 2021

BNY MELLON INVESTMENT FUNDS I

- BNY Mellon Diversified Emerging Markets Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second and third paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The day-to-day management of the portion of the fund's portfolio allocated to the Active Equity Strategy is the responsibility of Julianne McHugh. Ms. McHugh has been a primary portfolio manager of the fund since November 2015, and is Head of Impact investing and a lead portfolio manager on emerging market strategies at Newton Investment Management North America, LLC (Newton), an affiliate of BNYM Investment Adviser.

The day-to-day management of the portion of the fund's portfolio allocated to the Multi-Factor Equity Strategy is the responsibility of Peter D. Goslin, CFA. Mr. Goslin has been a primary portfolio manager of the fund since January 2014. Mr. Goslin is a portfolio manager at Newton.

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The following information supersedes and replaces the information in the fourth and fifth paragraph in the section "Fund Details – Management" in the prospectus:

The day-to-day management of the portion of the fund's portfolio allocated to the Active Equity Strategy is the responsibility of Julianne McHugh. Ms. McHugh has been a primary portfolio manager of the fund since November 2015, and is Head of Impact investing and a lead portfolio manager on emerging market strategies at Newton. She has been employed by Newton or a predecessor company of Newton since 2004.

The day-to-day management of the portion of the fund's portfolio allocated to the Multi-Factor Equity Strategy is the responsibility of Peter D. Goslin, CFA. Mr. Goslin has been a primary portfolio manager of the fund since January 2014, and is a portfolio manager at Newton. He has been employed by Newton or a predecessor company of Newton since 1999.

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